Exhibit 10.41

                        REGISTRATION RIGHTS AGREEMENT
                              by and between

                 THE PURCHASERS LISTED IN SCHEDULE A HERETO

                                    and

                     RAMTRON INTERNATIONAL CORPORATION


                       Dated as of November 20, 2006

Section 1.  Definitions.

As used in this Agreement, the following terms shall have the following meanings:

"Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Blackout Periods" shall have the meaning set forth in Section 2.3.

"Commission" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act, or the Exchange Act.

"Company" shall mean Ramtron International Corporation.

"Effectiveness Period" shall have the meaning set forth in Section 2.1(a).

"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

"Holder" shall mean each and all of the Holders listed on Schedule A and shall also include any assignee or transferee of a Registrable Security that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with a Holder and that agrees in writing at the time of such assignment or transfer to be bound by the restrictions set forth herein.

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"Indemnified Party" shall have the meaning set forth in Section 6.

"Indemnifying Party" shall have the meaning set forth in Section 6.

"Other Securities" shall have the meaning set forth in the definition of Registrable Securities.

"Person" shall mean an individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, firm or a government or agency or political subdivision thereof or other entity.

"Preliminary Prospectus" shall mean any preliminary prospectus that maybe included in any Registration Statement.

"Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and by all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Public Offering" shall mean the offer of shares of the Company's common stock on a broadly distributed basis, not limited to sophisticated investors, pursuant to a firm-commitment or best-efforts underwriting arrangement.

"Registrable Securities" shall mean the 4,430,005 shares of Ramtron's common stock owned by the Holders together with the 262,663 shares of Ramtron's common stock issuable upon exercise of the Ramtron stock purchase warrants owned by the Holders against the payment of the purchase price therefor (herein together referred to as the "Shares"). As to any particular Registrable Securities, such Shares shall cease to be Registrable Securities
(a) when a Registration Statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such Registration Statement, (b) when such Shares shall have been sold under Rule 144 (or any successor provision) under the Securities Act or when such Shares are transferred by a Holder in a transaction in which such Holder's rights under Section 2 of this Agreement are not assigned to the transferee, or (c) when such Shares shall have ceased to be outstanding. If as a result of any reclassification, stock split, stock dividend, bonus issue, business combination, exchange offer or other transaction or event, any capital stock, evidences of indebtedness, warrants, options, rights or other securities (collectively "Other Securities") are issued or transferred to a Holder in respect of Registrable Securities held by such Holder, references herein to Registrable Securities shall be deemed to include such Other Securities.

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"Registration Statement" shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

"Regulations" shall mean the General Rules and Regulation of the Commission under the Securities Act.

"Rule 144" shall mean Rule 144 of the Regulations, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

"Securities Act" shall mean the United States Securities Act of 1933, as amended, or any United States federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement statute.

"Seller" shall have the meaning set forth in Section 2.1(a).

"Shares" shall have the meaning set forth in the definition of "Registrable Securities."

"underwritten registration or underwritten offering" shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2.

2.1  Registration Rights.

(a) Subject to Section 2.1(b) of this Agreement, immediately following execution of this Agreement, the Company shall use best efforts to prepare and file with the Commission as promptly as practicable, and in any event within 30 days of the date hereof, a Registration Statement covering the Registrable Securities to the extent necessary to permit the sale or other disposition by such holders (each, a "Seller" and, collectively, the "Sellers") of all such Registrable Securities and the Company shall use its best efforts to cause the Registration Statement to become effective within 150 days following the date hereof. In addition, as promptly as practicable, the Company shall prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement current and effective during the Effectiveness Period (as defined below) and to comply with the provisions of the Securities Act and the Regulations with respect to the sale or disposition of such Registrable Securities, but in no event shall the Company be required to do so for a period of more than three hundred sixty-five (365) days following the effective date of the Registration Statement (the "Effectiveness Period").

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(b)  All registration rights granted under this Section 2.1 shall terminate and be of no further force and effect on the earlier of (i) the date on which the Holders no longer hold Registrable Securities, and (ii) the date on which Registrable Securities held by the Holders may be sold under Rule 144.

2.2  Requirements with Respect to Registration.  As further provided in
     Section 2.3, the Company shall:

(a) Promptly notify each Seller of any Registrable Securities covered by such Registration Statement (A) when the Registration Statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration Statement or the related prospectus or for additional information, (C) of any order issued or threatened by the Commission suspending the effectiveness of such Registration Statement, or preventing or suspending the use of a prospectus or (D) of the receipt by the Company of any notification or order with respect to the suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceedings for such purpose. The Company shall use its best efforts to prevent the issuance of any such order referred to in (C) or
     (D) and, if any such order is issued, shall use its best efforts to obtain the withdrawal of any such order as promptly as possible.

(b) Immediately upon becoming aware thereof during the Effectiveness Period, notify each Seller and underwriter of such Registrable Securities of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to each Seller and underwriter any such supplement or amendment.

(c) Use all reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on the Nasdaq Global Market or such other stock exchange or quotation system on which the Company's common stock is listed or qualified for trading.

(d) Furnish to each Seller of the Registrable Securities covered by such Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto, the Prospectus included in such Registration Statement (including each Preliminary Prospectus, if any) and such other documents as such Seller or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Seller.

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2.3  Black-Out Periods; Suspension Rights.

(a) The Holders may not effect sales of Registrable Securities under the Registration Statement at any time the Company determines, in its reasonable and good faith judgment, that (i) the exercise of the rights of the Holders hereunder would, in the good faith judgement of the managing underwriter, have an adverse effect on a Public Offering the Company has determined to complete during the Effectiveness Period for its own account (such Blackout Period(s) under this clause (i) not to exceed one hundred twenty (120) days in the aggregate), (ii) such action or proposed action would interfere with any proposal or plan by the Company or any of its Affiliates to engage in any material acquisition, merger, consolidation, tender offer, securities offering or other material transaction or (iii) would require the Company to make a public disclosure of previously non-public material information, and the Company shall promptly notify the Holders of any such suspension of the rights of the Holders pursuant to this Section 2.3(a). The Company agrees that it will terminate any such Blackout Period as promptly as reasonably practicable (and with respect to clause (i) above, on the sooner of the completion or abandonment of the contemplated Public Offering) and will promptly notify such Holders of such termination. Further, the Effectiveness Period shall be automatically extended by the number of days the Holders are subject to any such Blackout Period under this Section 2.3. In making any such determination to initiate or terminate a suspension of the Holders rights hereunder, the Company shall not be required to consult with or obtain the consent of such Holders.

(b)  In the event of:

     (i) any request by the Commission or any other federal or state governmental authority during the period of effectiveness of a registration statement contemplated by this Agreement for amendments or supplements to such registration statement or related prospectus or prospectus supplement or for additional information;

    (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement contemplated by this Agreement or the initiation of any proceedings for that purpose;

   (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or

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    (iv)  any event or circumstance that necessitates the making of any changes in a registration statement contemplated by this Agreement or related prospectus or prospectus supplement, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of a registration statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of a prospectus or prospectus supplement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     then the Company shall deliver a written notice to the Holders with Registrable Securities covered by such registration statement or related prospectus or prospectus supplement (the "Suspension Notice") to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, such Holders will refrain from selling any Registrable Securities pursuant to such registration statement (a "Suspension") until such Holder's receipt of copies of a supplemented or amended prospectus or prospectus supplement prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus or prospectus supplement may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus or prospectus supplement. In the event of any Suspension, the Company will use commercially reasonable efforts to cause the use of the prospectus or prospectus supplement so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to such Holders, subject to Section 2.4(a). The Suspension and Suspension Notice shall be held in confidence and not disclosed by such Holders, except as required by law.

Section 3.  Furnishing Information; Registration Expenses.

(a) It shall be a condition precedent to the obligations of the Company to effect the filing of the Registration Statement pursuant to Section 2.1 that each Holder or its agent on its behalf shall furnish to the Company such information regarding such Holder, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

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(b)  The Company's costs and expenses (including, without limitation, fees and disbursements of its counsel and independent certified public accountants) incurred in connection with the registration and sale of the Registrable Securities, including the Registration Statement and all amendments thereto and the preparation and delivery to the Holders for their use of a prospectus and any supplement(s) thereto, whether or not a Registration Statement is filed or becomes effective, and the fees and disbursements of the Company's counsel incurred in connection with the preparation of this Agreement and the Registration Statement in connection with the registration and sale of the Registrable Securities, shall be funded in accordance with Sections 1.3(b) and 1.4(d) of that certain Stock Purchase Agreement entered into concurrently herewith by and among each of the Holders and Qimonda AG, a German stock corporation and C.E. Unterberg, Towbin.

Section 4.  Representations, Warranties and Agreements.

(a) The Company represents and warrants to, and agrees with, the Holders that:

     (i) The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly authorized, executed, and delivered by the Company. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any United States federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance of this Agreement by the Company (except the filing or providing of Form 8-K under the Securities Exchange Act of 1934, which the Company will make if required).

    (ii) The execution and delivery of this Agreement by the Company do not, and the performance of the Company's obligations hereunder will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets (any such violation, conflict, breach, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") of the Company or any of its subsidiaries pursuant to any provisions of (i) the articles of incorporation, by-laws or similar governing documents of the Company or any of its subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any governmental authority applicable to the Company or any of its subsidiaries or any of their respective properties or assets or
          (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company or any of its subsidiaries is a party or by which it or any of its properties or assets may be bound or affected.

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   (iii)  The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, that it will make available "adequate current public information concerning the Company within the meaning of paragraph (c) of Rule 144" and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144. Upon the request of any Holder, the Company will deliver to it a written statement as to whether it has complied with such requirements.

(b)  The Holders represent and warrant to, and agree with, the Company, that:

     (i) Each Holder is duly organized, validly existing, and in good standing or the equivalent thereof under the laws of its jurisdiction of organization. Each Holder has all requisite power and authority to execute, deliver, and perform this Agreement.
          This Agreement has been duly authorized by each Holder and has been duly executed and delivered by each such Holder, or by a duly authorized agent on its behalf.

    (ii) None of the Holders nor any of their affiliates will take, directly or indirectly, during the term of this Agreement, any action designed to stabilize (except as may be permitted by applicable law) or manipulate the price of any security of the Company.

   (iii) The Holders shall promptly furnish to the Company upon the Company's request any and all information as may be required by, or as may be necessary or advisable to comply with the provisions of, the Securities Act, the Regulations, the Exchange Act, and the rules and regulations of the Commission thereunder in connections with the preparation and filing of any Registration Statement pursuant hereto, or any amendment or supplement thereto, or any Preliminary Prospectus or Prospectus included therein.

Section 5.  Survival of Representations and Agreements.

All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the effective date of each Registration Statement contemplated by this Agreement, and such representations, warranties, covenants and agreements shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, any Holder, or any other Person and shall survive termination of this Agreement.

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Section 6.

6.1  Indemnification.

(a) The Company shall agree to indemnify and hold harmless each Holder and any underwriter participating in any distribution on behalf of the Holders and each of their respective officers, directors or employees and each person, if any, who controls such Holder or any such underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities and any actions in respect thereof (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities or actions in respect thereof are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (i) any information relating to any underwriter furnished to the Company by such underwriter expressly for use therein and (ii) any information relating to any Holder furnished to the Company by or on behalf of such Holder expressly for use therein.

(b) Each Holder and each underwriter shall agree to indemnify and hold harmless the Company and its respective officers, directors or employees and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange
     Act from and against any and all losses, claims, damages and liabilities and any actions in respect thereof (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any such action or claim) to the extent such loss, claim, damage, liability or actions with respect thereto arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Holders or the Lead Holder on behalf of the Holders expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

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(c)  In the event a claim arises pursuant to subsections (a) or (b), any person in respect of which indemnification may be sought (the "Indemnified Party") shall notify the party against whom the claim for indemnification is made of such claim and the facts constituting the basis for such claim in reasonable detail. The party against whom the claim for indemnification is made is hereinafter referred to as the "Indemnifying Party". Failure to notify an Indemnifying Party shall not relieve such Indemnifying Party from its obligations hereunder to the extent it is not materially prejudiced as a result thereof.

(d) Counsel to the Indemnified Party shall be selected by the Indemnifying Party and shall be reasonably satisfactory to the Indemnified Party; provided, however, that counsel to the Indemnified Party shall not (except with the consent of the relevant Indemnified Party) also be counsel to the Indemnifying Party. The Indemnifying Party may participate at its own expense in the defense of any claim arising pursuant to subsection (a) or (b) and, to the extent it shall wish and be legally permitted, assume the defense thereof, jointly with any other Indemnifying Party similarly notified, provided, however, that in the event the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to direct the defense of such action as it relates to such defenses on behalf of such Indemnified Party and the fees and expenses of separate counsel (selected by the Indemnified Party and reasonably satisfactory to the Indemnifying Party) relating to such defenses for such Indemnified Party shall be borne by the Indemnifying Party. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of any such claim and after election of counsel to the Indemnified Party as set forth above, the Indemnifying Party shall not be liable for any legal expenses of other counsel (except for separate counsel, but not more than the costs of one such separate counsel for all Indemnified Parties, in the circumstances described above) subsequently incurred by such Indemnified Party.
     Except as provided in the preceding sentences, the Indemnifying Party shall not be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No Indemnifying Party shall, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment with respect to any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 6 (whether or not the Indemnified Parties are actual or potential parties thereto), unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

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(e)  If at any time an Indemnified Party shall have requested an Indemnifying
     Party to reimburse the Indemnified Party for fees and expenses of counsel, such Indemnifying Party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall have received notice of the terms of such settlement at least 30 days prior to such settlement taking effect and (iii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel, an Indemnifying Party shall not be liable for any settlement effected without its consent if such Indemnifying Party (i) reimburses such Indemnified Party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the Indemnified Party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

(f) The indemnity, contribution and expense reimbursement obligations under this Section 6 shall be in addition to any liability each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

6.2  Contribution.

(a) If the indemnification provided for in Section 6.1(a) or Section 6.1(b) is unavailable to an Indemnified Party or insufficient in respect of any losses, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party and persons acting on behalf or controlling the Indemnified Party in connection with the statements or omissions or violations that resulted in such losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnifying Party shall not be required to contribute pursuant to this Section 6.2 if there has been a settlement of any proceeding effected without its written consent.

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(b)  The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6.2 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding subsection. The amount paid or payable by an Indemnified Party as a result of the losses referred to in the immediately preceding subsection shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.2(b), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were sold exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders to contribute pursuant to this Section 6.2 are several in the proportion that the proceeds of the sale of Registrable Securities received by such Holder bear to the total proceeds of the sale of Registrable Securities received by all the Holders and not joint.

6.3  Survival.  The obligations of the Company and the Holders under Sections
6.1 and 6.2 hereof shall survive the completion of any offering of Registrable Securities and the termination or expiration of this Agreement.

Section 7.  Miscellaneous.

(a) Remedies. In the event of breach by any party of any of its obligations under this Agreement, the other parties, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holders agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company or the Holders, as the case may be, of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, the Company or the Holders, as the case may be, shall waive the defense that a remedy at law would be adequate. No failure or delay on the part of the Company or any of the Holders in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Holders.

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
(c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by telecopier (receipt of which is confirmed) or mailed by registered or certified mail (return receipt requested) to the Holders at their respective addresses specified on the signature pages hereto (or at such other address for a party as shall be specified by like notice), and:

if to the Company, to:

Ramtron International Corporation
1850 Ramtron Drive
Colorado Springs, Colorado 80921
USA
Fax:  719 481 9294
Attention:  Chief Executive Officer

with a copy to:

Jones Day
555 S. Flower Street
Fiftieth Floor
Los Angeles, California 90071
Fax:  213.243.2539
Attention:  John A. St. Clair

(d) Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(f) Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein)
     (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and, with respect to the provisions of Section 6, indemnified Persons other than the parties hereto, and
     (ii) except as contemplated by the definition of "Holder" in Section 1 hereof and, with respect to the provisions of Section 6, indemnified Persons, other than the parties hereto, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

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
(g) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, USA, applicable to contracts made and to be performed entirely within the State of Delaware.

(h) Severability. Wherever possible, each provision hereof shall be interpreted in such a manner as to be valid, legal and enforceable under applicable law, but in ease any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remainder of this Agreement, unless such a construction would be unreasonable or materially impair the rights or any party hereto.

(i) Assignment. Neither this Agreement not any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without prior written consent of the other parties, except as may otherwise occur by operation of the definition of "Holder" in Section 1 hereof. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

RAMTRON INTERNATIONAL CORPORATION

/s/  William W. Staunton
------------------------
By:  William W. Staunton
Name:  William W. Staunton
Title: Chief Executive Officer

THE HOLDERS:

Ame Capital Group LLC

/s/  Mordy Schron
--------------------------------
By:  Mordy Schron
Name:  Mordy Schron
Title:  Vice President
Address for notices:  45 Broadway, 25th Floor
                      New York, NY  10006

                                   Page-14

Asia Marketing Limited

/s/  Zvi Levy
--------------------------------
By:  Zvi Levy
Name:  Zvi Levy
Title:  Management
Address for notices:  Asia Marketing
                      PO Box 3236
                      Ramat-Gan, 52131, Israel

Courtney Brown

/s/  Courtney Brown
--------------------------------
By:  Courtney Brown
Name:  Courtney Brown
Title:
Address for notices:  148 Dekker Drive
                      Golden, CO  80401

Cam-Elm Corp.

/s/  Mordy Schron
--------------------------------
By:  Mordy Schron
Name:  Mordy Schron
Title:  Vice President
Address for notices:  45 Broadway, 25th Floor
                      New York, NY  10006

C.E. Unterberg, Towbin Brett
Moskowitz Investments

/s/  Andrew Arno
--------------------------------
By:  Andrew Arno
Name:  Andrew Arno
Title:  Chief Executive Officer
Address for notices:  350 Madison Avenue
                      New York, NY  10017

Warrant Strategies Fund, LLC

/s/  Sean M. Molloy
--------------------------------
By:  Sean M. Molloy
Name:  Sean M. Molloy
Title:
Address for notices:  350 Madison Avenue
                      New York, NY  10017

                                   Page-15

Cortina Asset Management as investment advisor to Schedule A

/s/  Lori K. Hoch
--------------------------------
By:  Lori K. Hoch
Name:  Lori K. Hoch
Title:  Principal & Chief Operating Officer
Address for notices:  330 E. Kilbourn, Suite 850
                      Milwaukee, MI  53202

Ganot Corporation

/s/  Sisel Klurman
--------------------------------
By:  Sisel Klurman
Name:  Sisel Klurman
Title:  President
Address for notices:  4000 Hollywood Blvd, 530N
                      Hollywood, FL  33021

Dennis Gates

/s/  Dennis Gates
--------------------------------
By:  Dennis Gates
Name:  Dennis Gates
Title:
Address for notices:  851 Arlington Blvd
                      El Cerrito, CA 94530

Dennis Gates

/s/  Dennis Gates
--------------------------------
By:  Dennis Gates
Name:  Dennis Gates
Title:
Address for notices:  851 Arlington Blvd
                      El Cerrito, CA 94530

Graham Partners

/s/  Harold W. Berry III
--------------------------------
By:  Harold W. Berry III
Name:  Harold W. Berry III
Title:  Portfolio Manager Graham Partners
Address for notices:  666 5th Avenue, 37th Floor
                      New York, NY  10103

                                   Page-16

Heller Capital Investments, LLC

/s/  Ronald I. Heller
--------------------------------
By:  Ronald I. Heller
Name:  Ronald I. Heller
Title:  CIO
Address for notices:  700 E. Palisade Avenue
                      Englewood Cliffs, NJ  07632

Hudson Bay Fund LP

/s/  Yoav Roth
--------------------------------
By:  Yoav Roth
Name:  Yoav Roth
Title:  Principal and Portfolio Manager
Address for notices:  120 Broadway, 40th Floor
                      New York, NY  10271

Hudson Bay Overseas Fund Ltd.

/s/  Yoav Roth
--------------------------------
By:  Yoav Roth
Name:  Yoav Roth
Title:  Principal and Portfolio Manager
Address for notices:  120 Broadway, 40th Floor
                      New York, NY  10271

Iroquois Master Fund Ltd.

/s/  Joshua Silverman
--------------------------------
By:  Joshua Silverman
Name:  Joshua Silverman
Title:
Address for notices:

Panorama Orthopedic & Spine Center
FBO Courtney W. Brown

/s/  Linda C. Caton
--------------------------------
By:  Linda C. Caton
Name:  Linda C.  Caton
Title:  Trustee
Address for notices:  660 Golden Ridge Road, Suite 250
                      Golden, CO  80401

                                   Page-17

SF Capital Partners Ltd.

/s/  Brian H. Davidson
--------------------------------
By:  Brian H. Davidson
Name:  Brian H. Davidson
Title:  Managing Director
Address for notices:  c/o Stark Offshore Management LLC
                      3600 South Lake Drive
                      St Francis, MI  53235

SRB Greenway Capital (QP), L.P.
By:  SRB Management, L.P. General Partner
By:  BC Advisors, L.L.C., General Partner

/s/  Steven R. Becker
--------------------------------
By:  Steven R. Becker
Name:  Steven R. Becker
Title:  Member
Address for notices:

SRB Greenway Capital, L.P.
By:  SRB Management, L.P. General Partner
By:  BC Advisors, L.L.C., General Partner

/s/  Steven R. Becker
--------------------------------
By:  Steven R. Becker
Name:  Steven R. Becker
Title:  Member
Address for notices:

SRB Greenway Offshore Operating Fund, L.P.
By:  SRB Management, L.P. General Partner
By:  BC Advisors, L.L.C., General Partner

/s/  Steven R. Becker
--------------------------------
By:  Steven R. Becker
Name:  Steven R. Becker
Title:  Member
Address for notices:

Wolfson Equities

/s/  Aaron Wolfson
--------------------------------
By:  Aaron Wolfson
Name:  Aaron Wolfson
Title:  Managing Partner
Address for notices:  One State Street Plaza
                      New York, NY  10004

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